As filed with the U.S. Securities and Exchange Commission on May 8, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders.

(a)

Semiannual Report

February 29, 2024 (Unaudited)

Nationwide ETFs

Nationwide Nasdaq-100® Risk-Managed Income ETF| NUSI

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Nationwide ETFs

Letter to Investors (Unaudited)

February 29, 2024

Dear Investor,

Amidst an economic cycle devoid of historical parallels and global capital markets navigating bouts of volatility, our unwavering commitment to collaboration, disciplined leadership, and capital stewardship has steered our course. At the heart of our values is the development of strong relationships with our employees, investors, and management teams. We prioritize long-term value creation by implementing forward-looking strategies that support our vision for the future. Our steadfast commitment to earning the trust of our clients guides our daily operations and decisions. While we work tirelessly to remain vigilant of market risks, we are most proud of our employees, who assiduously focus on the long-term stability of our corporate culture and strategy, ensuring the success of our investors.

Throughout the reporting period, investors grappled with a salient quandary: the economy’s resilience in the face of restive monetary policy. The Federal Reserve (“Fed”), resolute in its mission to quell inflation, oscillated investor sentiment, vacillating between bullish and bearish inclinations. Yet, despite one of the fastest interest rate hiking cycles since the 1980s, the reporting period demonstrated that the broader economy was remarkably resilient, even as the Fed, at its September FOMC meeting, left open the possibility of another rate hike before the end of the year. In fact, annualized U.S. gross domestic product grew by 4.9% in the third quarter of 2023 and 3.2% during the fourth quarter of 2023, underscoring the exceptional resilience of the U.S. economy and bolstering investor confidence in the likelihood of achieving a “soft landing.” To illustrate, the equity market’s resurgence in October 2023, exemplified by the S&P 500® Index (“S&P 500”) eclipsing its prior zenith on January 3, 2022, suggested newfound confidence in the economy’s resilience. This resurgence hinted at significant themes that likely defined the reporting period, dispelling the earlier pessimism that agitated investor sentiment.

As mentioned, several key themes emerged during the reporting period, each shaping investor sentiment and market positioning. First, the combination of rising corporate profits buttressed the increase in the S&P 500’s blended next twelve months price-to-earnings ratio. For example, as of this writing, the forward 12-month earnings estimate for the S&P 500 recorded a new high, approximately 4% above the prior peak in June 2022. The second significant development was avoiding a recession, a source of considerable apprehension among investors. Lastly, a more friendly Fed, which signaled at its December FOMC meeting that it would shift from a restrictive to a more accommodative monetary policy stance, provided a favorable backdrop for equity markets during the reporting period.

The change in the expected path of interest rate policy, underpinned by the continued positive news on the inflation front, resulted in a powerful, broad-based market rally. For example, during the reporting period, the S&P 500, NASDAQ Composite Index, and the Russell 2000® Index (“Russell 2000”) recorded gains of 13.93%, 15.09%, and 8.97%, respectively. Noteworthy was the ascent of the Russell 2000 during the fourth quarter of 2023, supported by less restrictive financial conditions and expectations of interest rate cuts in 2024. This helped allay concerns about market breadth being overly influenced by a few mega-cap technology stocks. To illustrate, the Russell 2000 rose 14%, outshining the Russell 1000® Index, which delivered a respectable 12% gain. Additionally, the outperformance of the Russell 2000, albeit small, relative to the S&P 500 during the fourth quarter of 2023, signaled that market breadth continued to expand and a growing sense of confidence among market participants regarding the outlook for U.S. economic growth.

In the latter half of the reporting period, market breadth improved, with bullish investor sentiment lending considerable momentum to the rally in equities. For example, The S&P 500® Equal Weighted Index fell just short of reaching an all-time high during the reporting period. Likewise, the NAAIM Exposure Index, a measure of average exposure to U.S. equity markets, underscored the improvement in investor sentiment during the reporting period. For example, after a resoundingly bearish 24.82 average reading of the NAAIM Exposure Index on October 25th, 2023, the index surged to 88.9 to conclude the reporting period. Arguably, rising markets and low volatility, measured by the CBOE Volatility Index, helped equities rally during the reporting period. This was demonstrated by the S&P 500 rising 5% in February, marking the fifth-strongest February gain since the 1980s.

The beginning of the reporting period was difficult for international markets, as elevated levels of volatility and economic optimism gave way to geopolitical risks and slowing growth momentum due to a sharper deterioration in service activity and a tightening of credit conditions. However, patient investors were rewarded for not panicking due to volatility, as stocks rebounded during the latter half of the reporting period. As such, the MSCI EAFE® Index finished the period with a gain of nearly 9.23%.

Letter to Investors (Unaudited) (Continued)

February 29, 2024

Likewise, the MSCI Emerging Markets® Index gained 4.93%.

Bond markets rebounded strongly during the fourth quarter of the reporting period after a troublesome third quarter. For perspective, by mid-October of the reporting period, the bond market looked set to endure another unprecedented third straight year of losses; moreover, the yield on the 10-year Treasury note peaked at 5%, the highest in 17 years. Despite this, inflation continued to moderate without a material deterioration in economic growth or the labor market. As a result, the 10-year Treasury yield plunged from approximately 5% to below 4% by the end of 2023. For context, the 10-year Treasury note yield started 2023 at approximately 3.7% and ended at just under 3.9%, masking the volatility endured by bond investors.

A very important market development occurred in the bond market toward the final two months of the reporting period. There was a remarkable shift in interest-rate expectations, as the bond market initially called for approximately six rate cuts in 2024, even though the Fed signaled that there would only be approximately three rate cuts in 2024. Nonetheless, investors’ expectations were realigned with a more realistic path of rates, given the relatively subdued progress seen in inflation over the last few months of the reporting period. Although the fixed-income market endured some pressure during the last month of the reporting period, investors remained cautiously optimistic. Considering the slight uptick in forward-looking inflation expectations during the reporting period, credit markets proved resilient despite ongoing macro uncertainty and the shadow cast by tighter lending standards.

The cautiously optimistic tone from bond investors, which might seem counterintuitive given the stance of monetary policy, was likely predicated on several assumptions: (1) Inflation should gradually return to the Fed’s 2% inflation target, albeit with some hiccups along the way, (2) The Fed will likely start cutting rates in 2024, and (3) The labor market continued to remain healthy during the reporting period, with the unemployment rate at 3.9%, highlighting the economy’s resilience. However, it should be noted that a traditional harbinger of recession, the well-known spread between the 2-year and 10-year Treasury note yields, remained inverted during the reporting period and, as of this writing, is likely on target to record the longest inversion in its history, surpassing that of the 1978-1980s period. Nonetheless, the Bloomberg® U.S. Aggregate Bond Index returned 2.35% during the reporting period, and credit spreads, the difference between a bond’s yield and the risk-free rate, remained tight, signaling the market’s confidence in continued economic resilience.

During the reporting period, investors confronted many crosscurrents as they navigated arguably an extremely discordant economic cycle. Indeed, with the market’s unpredictable swings, the inevitable emotion from market volatility is typically uncertainty. We believe that when navigating uncertainty, the best reactions are those that have been planned well in advance, not at the pinnacle of market uncertainty. In other words, a planned reaction means designing a well-crafted investment strategy, helping to blunt irrational investment decisions commonly driven by negative emotions provoked by market volatility. As such, an integral part of successful investing is understanding how to balance risk tolerance against the appropriate time horizon. Indeed, a long-term view and properly diversified portfolios remain crucial to a successful investment approach. Amid the many uncertainties likely to evolve, Nationwide will continue seeking exceptional results for our clients. We thank you for your trust and will work diligently to meet your investment needs.

Kevin T. Jestice
President and Chief Executive Officer
Nationwide Fund Advisors

Letter to Investors (Unaudited) (Continued)

February 29, 2024

The following chart provides returns for various market segments for the six-month reporting period that ended February 29, 2024:

Index	Semi-annual Total Return (As of February 29, 2024)
Bloomberg® Emerging Markets USD Aggregate Bond Index	5.44%
Bloomberg® Municipal Bond Index	4.33%
Bloomberg® U.S. 1-3 Year Government/Credit Bond Index	2.67%
Bloomberg® U.S. 10-20 Year Treasury Bond Index	0.56%
Bloomberg® U.S. Aggregate Bond Index	2.35%
Bloomberg® U.S. Corporate High Yield Index	6.20%
MSCI® EAFE Index	9.23%
MSCI® Emerging Markets index	4.93%
MSCI® ACWI ex USA Index	7.90%
Russell 1000® Index	14.03%
Russell 1000® Growth Index	18.20%
Russell 1000® Value Index	9.27%
Russell 2000® Index	8.97%
S&P 500® Index	13.93%
Nasdaq Composite Index	15.09%

Source: Morningstar

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments for a complete list of Fund holdings.

Definitions

Bloomberg* Emerging Markets USD Aggregate Bond Index: An unmanaged index that includes fixed and floating-rate US dollar denominated debt issued from sovereign, quasi sovereign, and corporate emerging markets issuers.

Bloomberg* U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg* U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of non-securitized component of the U.S. Aggregate Index with maturities of 1-3 years, including Treasuries, government-related issues and corporates.

Bloomberg* U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 10 to 20 years to maturity.

Bloomberg* U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar denominated, investment grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and nonagency).

Bloomberg* U.S. Corporate High Yield Index: An unmanaged index that measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI ACWI ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

Nasdaq: Acronym of National Association of Securities Dealers Automated Quotations, an American stock market that handles electronic securities trading around the world. It was developed by the National Association of Securities Dealers (NASD) and is monitored by the Securities and Exchange Commission (SEC).

Price-to-Earnings Ratio: calculated by dividing the market value price per share by the company’s earnings per share. The ratio is used for valuing companies and to find out whether they are overvalued or undervalued.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Letter to Investors (Unaudited) (Continued)

February 29, 2024

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

Bloomberg® and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services Limited, the administrator of the index, and have been licensed for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

KEY RISKS: The Fund is subject to the risks of investing in equity securities. The Fund may also be subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities), including emerging markets (which may include currency fluctuations, political risks, differences in account and limited availability of information).

Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objectives of the fund will be achieved.

Diversification does not assure a profit or protect against a loss in a declining market.

©2024 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadviser, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation, member FINRA, Columbus, Ohio.

Nationwide, the Nationwide N and Eagle and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company® 2024 Nationwide Services LLC.

Portfolio Allocation	Nationwide ETFs

As of February 29, 2024 (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF
Sector/Asset Class	Percentage of Net Assets
Information Technology (a)	50.9%
Communication Services	15.7
Consumer Discretionary	13.7
Consumer Staples	6.6
Health Care	6.3
Industrials	4.8
Utilities	1.2
Financials	0.5
Energy	0.5
Real Estate	0.3
Purchased Options	0.1
Short-Term Investments and Other Assets and Liabilities	-0.6
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors or the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in the Notes to Financial Statements.

Schedule of Investments

February 29, 2024 (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF

Shares	Security Description	Value
	COMMON STOCKS — 100.5%
	Communication Services — 15.7%
67,426	Alphabet, Inc. - Class A (a)	$9,335,804
65,229	Alphabet, Inc. - Class C (a)	9,117,710
4,369	Charter Communications, Inc. - Class A (a)	1,284,180
118,161	Comcast Corporation - Class A	5,063,199
7,933	Electronic Arts, Inc.	1,106,495
40,448	Meta Platforms, Inc. - Class A	19,824,778
12,823	Netflix, Inc. (a)	7,731,243
112,143	Sirius XM Holdings, Inc.	495,672
5,016	Take-Two Interactive Software, Inc. (a)	737,001
34,107	T-Mobile US, Inc.	5,569,673
13,168	Trade Desk, Inc. - Class A (a)	1,124,942
72,276	Warner Bros. Discovery, Inc. (a)	635,306
		62,026,003
	Consumer Discretionary — 13.7%
12,786	Airbnb, Inc. - Class A (a)	2,013,411
117,502	Amazon.com, Inc. (a)	20,769,653
1,026	Booking Holdings, Inc.	3,559,020
10,913	DoorDash, Inc. - Class A (a)	1,359,432
3,584	Lululemon Athletica, Inc. (a)	1,674,051
8,651	Marriott International, Inc. - Class A	2,161,625
1,509	MercadoLibre, Inc. (a)	2,407,308
1,748	O’Reilly Automotive, Inc. (a)	1,900,810
19,650	PDD Holdings, Inc. - ADR (a)	2,447,211
9,932	Ross Stores, Inc.	1,479,471
33,464	Starbucks Corporation	3,175,734
54,930	Tesla, Inc. (a)	11,089,268
		54,036,994
	Consumer Staples — 6.6%
13,449	Coca-Cola European Partners plc	923,005
13,031	Costco Wholesale Corporation	9,693,631
6,422	Dollar Tree, Inc. (a)	941,979
41,276	Keurig Dr Pepper, Inc.	1,234,565
36,040	Kraft Heinz Company	1,271,491
40,100	Mondelez International, Inc. - Class A	2,930,107
30,612	Monster Beverage Corporation (a)	1,809,169
40,620	PepsiCo, Inc.	6,716,111
25,382	Walgreens Boots Alliance, Inc.	539,621
		26,059,679
	Energy — 0.5%
29,576	Baker Hughes Company	875,154
5,290	Diamondback Energy, Inc.	965,531
		1,840,685
	Financials — 0.5%
31,781	PayPal Holdings, Inc. (a)	$1,917,666
	Health Care — 6.3%
15,731	Amgen, Inc.	4,307,620
17,067	AstraZeneca plc - ADR	1,095,019
4,278	Biogen, Inc. (a)	928,283
11,418	DexCom, Inc. (a)	1,313,869
13,424	GE HealthCare Technologies, Inc.	1,225,343
36,661	Gilead Sciences, Inc.	2,643,258
2,457	IDEXX Laboratories, Inc. (a)	1,413,340
4,653	Illumina, Inc. (a)	650,629
10,398	Intuitive Surgical, Inc. (a)	4,009,469
11,167	Moderna, Inc. (a)	1,030,044
3,170	Regeneron Pharmaceuticals, Inc. (a)	3,062,505
7,588	Vertex Pharmaceuticals, Inc. (a)	3,192,575
		24,871,954
	Industrials — 4.8%
12,132	Automatic Data Processing, Inc.	3,046,709
3,008	Cintas Corporation	1,890,859
28,206	Copart, Inc. (a)	1,499,149
58,061	CSX Corporation	2,202,834
16,807	Fastenal Company	1,227,079
19,422	Honeywell International, Inc.	3,859,734
3,232	Old Dominion Freight Line, Inc.	1,430,095
15,375	PACCAR, Inc.	1,704,934
10,650	Paychex, Inc.	1,305,903
4,272	Verisk Analytics, Inc.	1,033,397
		19,200,693
	Information Technology — 50.9% (b)
13,432	Adobe, Inc. (a)	7,525,681
47,401	Advanced Micro Devices, Inc. (a)	9,126,115
14,649	Analog Devices, Inc.	2,809,971
2,589	ANSYS, Inc. (a)	865,166
177,379	Apple, Inc.	32,061,254
24,605	Applied Materials, Inc.	4,960,860
2,605	ASML Holding NV	2,479,126
4,603	Atlassian Corporation - Class A (a)	954,754
6,323	Autodesk, Inc. (a)	1,632,409
13,738	Broadcom, Inc.	17,866,132
8,019	Cadence Design Systems, Inc. (a)	2,440,823
3,955	CDW Corporation	973,761
119,504	Cisco Systems, Inc.	5,780,408
14,765	Cognizant Technology Solutions Corporation - Class A	1,166,730

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

February 29, 2024 (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 100.5% (Continued)
	Information Technology — 50.9% (b) (Continued)
6,729	Crowdstrike Holdings, Inc. - Class A (a)	$2,181,205
8,933	Datadog, Inc. - Class A (a)	1,174,332
22,614	Fortinet, Inc. (a)	1,562,854
16,118	GlobalFoundries, Inc. (a)	881,171
124,463	Intel Corporation	5,358,132
8,232	Intuit, Inc.	5,456,910
4,025	KLA Corporation	2,746,258
3,907	Lam Research Corporation	3,665,743
25,396	Marvell Technology, Inc.	1,819,877
15,960	Microchip Technology, Inc.	1,342,874
32,503	Micron Technology, Inc.	2,945,097
84,797	Microsoft Corporation	35,075,432
2,115	MongoDB, Inc. (a)	946,632
28,126	NVIDIA Corporation	22,251,041
7,612	NXP Semiconductors NV	1,900,945
12,595	ON Semiconductor Corporation (a)	993,997
9,278	Palo Alto Networks, Inc. (a)	2,881,283
32,789	QUALCOMM, Inc.	5,173,776
3,153	Roper Technologies, Inc.	1,717,534
4,978	Splunk, Inc. (a)	777,663
4,498	Synopsys, Inc. (a)	2,580,638
26,750	Texas Instruments, Inc.	4,476,078
6,168	Workday, Inc. - Class A (a)	1,817,463
4,395	Zscaler, Inc. (a)	1,063,458
		201,433,583
	Real Estate — 0.3%
11,962	CoStar Group, Inc. (a)	1,041,053
	Utilities — 1.2%
15,562	American Electric Power Company, Inc.	1,325,727
9,442	Constellation Energy Corporation	1,590,505
29,298	Exelon Corporation	1,050,040
16,254	Xcel Energy, Inc.	856,423
		4,822,695
	TOTAL COMMON STOCKS (Cost $315,326,767)	397,251,005

Contracts	Security Description	Notional Amount	Value
	PURCHASED OPTIONS (c) — 0.1%
220	Nasdaq 100 Index Put, Expiration: 03/15/2024, Exercise Price: $16,950.00	$396,964,700	$454,300
	TOTAL PURCHASED OPTIONS (Cost $1,722,106)		454,300
Shares
	SHORT-TERM INVESTMENTS — 0.6%
2,432,408	Invesco Government & Agency Portfolio – Institutional Class, 5.24% (d)		2,432,408
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,432,408)		2,432,408

	TOTAL INVESTMENTS (Cost $319,481,281) — 101.2%		400,137,713
	Liabilities in Excess of Other Assets — (1.2)%		(4,865,236)
	NET ASSETS — 100.0%		$395,272,477

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in the Notes to Financial Statements.

(c)	Exchange traded.
(d)	Rate shown is the annualized seven-day yield as of February 29, 2024.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options

February 29, 2024 (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF (Continued)

Contracts	Security Description	Notional Amount	Value
	WRITTEN OPTIONS (a) — (1.3)%
(220)	Nasdaq 100 Index Call, Expiration: 03/15/2024, Exercise Price: $18,025.00	$(396,964,700)	$(4,994,000)
	TOTAL WRITTEN OPTIONS (Premiums Received $5,696,862)		$(4,994,000)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

February 29, 2024 (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF
ASSETS
Investments in securities, at value * (Note 2)	$400,137,713
Dividends and interest receivable	359,717
Receivable for securities sold	1,160,702
Total assets	401,658,132

LIABILITIES
Written options, at value (premiums received, $5,696,862)	4,994,000
Management fees payable	220,315
Due to broker for options	1,895
Payable for capital shares redeemed	1,169,445
Total liabilities	6,385,655

NET ASSETS	$395,272,477

Net Assets Consist of:
Paid-in capital	$529,556,437
Total distributable earnings (accumulated deficit)	(134,283,960)
Net assets	$395,272,477

Net Asset Value:
Net assets	$395,272,477
Shares outstanding ^	16,900,000
Net asset value, offering and redemption price per share	$23.39

* Identified cost:
Investments in securities	$319,481,281

^    No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six-Months Ended February 29, 2024 (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF
INCOME
Dividends*	$1,991,216
Interest	40,711
Total investment income	2,031,927

EXPENSES
Management fees	1,383,319
Total expenses	1,383,319
Net investment income (loss)	648,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(4,290,133)
In-kind redemptions	17,046,872
Written options	(12,072,455)
Change in unrealized appreciation (depreciation) on:
Investments	44,511,877
Written options	9,099,446
Net realized and unrealized gain (loss) on investments	54,295,607
Net increase (decrease) in net assets resulting from operations	$54,944,215

* Net of foreign withholding taxes of $4,020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Nationwide Nasdaq-100® Risk-Managed Income ETF

	Six-Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
OPERATIONS
Net investment income (loss)	$648,608	$1,151,506
Net realized gain (loss) on investments and written options	684,284	(24,363,637)
Change in unrealized appreciation (depreciation) on investments and written options	53,611,323	78,624,622
Net increase (decrease) in net assets resulting from operations	54,944,215	55,412,491

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(15,986,713)	(1,151,506)
Tax return of capital to shareholders	—	(35,606,621)
Total distributions to shareholders	(15,986,713)	(36,758,127)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	—
Payments for shares redeemed	(69,911,545)	(174,067,805)
Net increase (decrease) in net assets derived from capital share transactions (a)	(69,911,545)	(174,067,805)
Net increase (decrease) in net assets	$(30,954,043)	$(155,413,441)

NET ASSETS
Beginning of period/year	$426,226,520	$581,639,961
End of period/year	$395,272,477	$426,226,520

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Shares sold	—	—
Shares redeemed	(3,150,000)	(8,900,000)
Net increase (decrease)	(3,150,000)	(8,900,000)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a capital share outstanding throughout the period/year

Nationwide Nasdaq-100® Risk-Managed Income ETF

	Six-Months Ended February 29, 2024		Year Ended August 31,				Period Ended August 31,
	(Unaudited)		2023	2022	2021		2020 (1)
Net asset value, beginning of period/year	$21.26		$20.09	$28.61	$28.13		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.03		0.05	0.02	0.02		0.05
Net realized and unrealized gain (loss) on investments (7)	2.96		2.67	(6.64)	2.59		4.61
Total from investment operations	2.99		2.72	(6.62)	2.61		4.66

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.86)		(0.05)	(0.02)	(0.02)		(0.04)
Tax return of capital to shareholders	—		(1.50)	(1.88)	(2.11)		(1.49)
Total distributions to shareholders	(0.86)		(1.55)	(1.90)	(2.13)		(1.53)

Net asset value, end of period/year	$23.39		$21.26	$20.09	$28.61		$28.13

Total return	14.43	%(3)	14.42%	-24.09%	9.61	%(4)	19.72	%(3)(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$395,272		$426,227	$581,640	$582,300		$128,008

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.68	%(5)	0.68%	0.68%	0.68%		0.68	%(5)
Net investment income (loss) to average net assets	0.32	%(5)	0.24%	0.10%	0.07%		0.25	%(5)
Portfolio turnover rate (6)	6	%(3)	34%	24%	10%		11	%(3)

(1)	Inception date of December 19, 2019.
(2)	Calculated based on average shares outstanding during the period/year.
(3)	Not annualized.
(4)

The return reflects the actual performance for the period and does not include the impact of adjustments made in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Had the adjustments been included, the total return for the periods ended August 31, 2021 and 2020 would have been 9.96% and 19.33%, respectively.

(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.
(7)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

February 29, 2024 (Unaudited)

NOTE 1 – ORGANIZATION

Nationwide Nasdaq-100® Risk-Managed Income ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek current income with downside protection. The Fund commenced operations on December 19, 2019.

The end of the reporting period for the Fund is February 29, 2024, and the period covered by these Notes to Financial Statements is the six-month period from September 1, 2023 to February 29, 2024 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. GAAP.

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Debt securities, including short-term debt instruments, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

Exchange traded options are valued at the closing price or last reported sale price on the exchanges where the option is principally traded. If there is no closing price or last reported sale price, then the composite mean price, which calculates the mean of the highest bid price and lowest asked price, will be used. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. The Fund’s Valuation Designee may also use other valuation methods in certain instances.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

Notes to Financial Statements (Continued)

February 29, 2024 (Unaudited)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$397,251,005	$—	$—	$397,251,005
Purchased Options	454,300	—	—	454,300
Short-Term Investments	2,432,408	—	—	2,432,408
Total Investments in Securities, at value	$400,137,713	$—	$—	$400,137,713

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$4,994,000	$—	$—	$4,994,000
Total Written Options, at value	$4,994,000	$—	$—	$4,994,000

^	See Schedule of Investments and Schedule of Written Options for breakout of investments by sector classification and contract type.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets

Notes to Financial Statements (Continued)

February 29, 2024 (Unaudited)

and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income or return of capital and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income or return of capital are declared and paid monthly and realized gains on securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange, Inc. (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (Continued)

February 29, 2024 (Unaudited)

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind transactions. For the fiscal year ended August 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Nationwide Nasdaq-100® Risk-Managed Income ETF	$(4,675,240)	$4,675,240

J.

Plan of Reorganization. The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization providing for the reorganization (the “Reorganization”) of the Nationwide Nasdaq-100 Risk-Managed Income ETF (the “Target Fund”), a series of ETF Series Solutions, into the NEOS Nasdaq-100 Hedged Equity Income ETF (the “Acquiring Fund”), a newly created series of NEOS ETF Trust, with an investment objective and investment strategies that are similar to those of the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by the Target Fund’s shareholders, the Reorganization is expected to close in May 2024.

K.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Nationwide Fund Advisors (“NFA” or the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with NEOS Investment Management, LLC (the “Sub-Adviser”): transfer agency, custody, fund administration and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser a unified management fee, calculated daily and paid monthly, at an annual rate of 0.68% based on the Fund’s average daily net assets. The Adviser is responsible for paying the Sub-Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent and accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

Notes to Financial Statements (Continued)

February 29, 2024 (Unaudited)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities, options, and in-kind transactions, were $25,271,597 and $57,598,460, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, the in-kind security transactions associated with creations and redemptions were $0 and $69,217,995, respectively.

NOTE 5 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Fund’s use of derivatives. The location and value of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations are included in the following tables.

Options Contracts. The Fund may purchase call and put options. The Fund may also write options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund’s use of derivatives is to hedge or mitigate the downside risk associated with owning equity securities.

The average monthly volume of derivative activity during the current fiscal period was as follows:

	Average Monthly Value
Fund	Purchased Options	Written Options
Nationwide Nasdaq-100® Risk-Managed Income ETF	$639,576	$(2,165,852)

Notes to Financial Statements (Continued)

February 29, 2024 (Unaudited)

The effect of derivative instruments on the Statement of Assets and Liabilities as of the current fiscal period end is as follows:

		Asset Derivatives
Fund	Derivatives Not Accounted for as Hedging Instruments	Location	Value
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Purchased Options	Investments in securities, at value	$454,300

		Liability Derivatives
Fund	Derivatives Not Accounted for as Hedging Instruments	Location	Value
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Written Options	Written options, at value	$(4,994,000)

The effect of derivative instruments on the Statement of Operations for the current fiscal period is as follows:

Fund	Derivatives Not Accounted for as Hedging Instruments	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Purchased Options	$(4,935,917	)*	$(256,571	)**
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Written Options	(12,072,455)		9,099,446

*	Included in net realized gain (loss) on investments as reported in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on investments as reported in the Statement of Operations.

NOTE 6 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and tax basis cost of investments for federal income tax purposes at August 31, 2023, were as follows:

Nationwide Nasdaq-100® Risk-Managed Income ETF*
Tax cost of investments	$399,718,719
Gross tax unrealized appreciation	$76,486,811
Gross tax unrealized depreciation	(50,155,652)
Net tax unrealized appreciation (depreciation)	26,331,159
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(199,572,621)
Distributed earnings (accumulated deficit)	$(173,241,462)

*	Tax cost and unrealized appreciation (depreciation) include the written options held as of August 31, 2023.

Notes to Financial Statements (Continued)

February 29, 2024 (Unaudited)

The difference between book and tax-basis cost is due primarily to timing differences in recognizing wash sale losses in security transactions and tax treatment of certain derivatives.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended August 31, 2023, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of August 31, 2023, the Fund had the following capital loss carryforward available for federal income tax purposes, with an indefinite expiration:

Fund	Short-Term	Long-Term
Nationwide Nasdaq-100® Risk-Managed Income ETF	$88,175,321	$111,397,300

The tax character of distributions declared by the Fund during the year ended August 31, 2023 and year ended August 31, 2022 was as follows:

	Year Ended August 31, 2023
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Nasdaq-100® Risk-Managed Income ETF	$1,151,506	$—	$35,606,621

	Year Ended August 31, 2022
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Nasdaq-100® Risk-Managed Income ETF	$720,875	$—	$57,824,445

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares. The large blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of

Notes to Financial Statements (Continued)

February 29, 2024 (Unaudited)

Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 8 – RISKS

Derivatives Risk. The Fund invests in options that derive its performance from the performance of an underlying reference asset. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may have investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their reference asset, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Expense Example

For the Six-Months Ended February 29, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Nationwide Nasdaq-100® Risk-Managed Income ETF

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,144.30	$3.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.48	$3.42

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the six-month period, multiplied by 182/366, to reflect the one-half period.

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2023. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Federal Tax Information (Unaudited)

For the fiscal year ended August 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2023 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%

Information About Portfolio Holdings (Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.etf.nationwidefinancial.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.etf.nationwidefinancial.com daily.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etf.nationwidefinancial.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About the Fund’s Trustees (Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.etf.nationwidefinancial.com.

Frequency Distribution of Premiums and Discounts (Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.etf.nationwidefinancial.com.

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Adviser

Nationwide Fund Advisors
One Nationwide Plaza
Columbus, Ohio 43215

Sub-Adviser

NEOS Investment Management, LLC
13 Riverside Avenue
Westport, Connecticut, 06880

Distributor

Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

Nationwide Nasdaq-100® Risk-Managed Income ETF

Symbol – NUSI	CUSIP – 26922A172

SAR-ETF (4/24)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)
Date	5/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/7/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	5/7/2024

*	Print the name and title of each signing officer under his or her signature.